UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 2, 2009


                            FEDERAL TRUST CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


           Florida                       000-23449               59-2935028
----------------------------      ----------------------     -------------------
(State or other jurisdiction      Commission File Number     (I.R.S. Employer
 of incorporation)                                           Identification No.)

        312 West First Street
           Sanford, Florida                                       32771
----------------------------------------                        ----------
(address of principal executive offices)                        (zip code)

                                 (407) 323-1833
              (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS

     This current report contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning.

     These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

     o general economic conditions, either nationally or in our market areas, that are worse than expected;

     o changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;

     o  competition among depository and other financial institutions;

     o inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

     o  adverse changes in the securities markets;

     o materially adverse changes in the financial condition of Federal Trust Corporation;

     o the risk that the merger (the "Merger") with a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") will not be consummated in a timely manner, if at all; and

     o conditions to the closing of the Merger may not be satisfied or the Agreement and Plan of Merger, dated as of November 14, 2008, by and between The Hartford, FT Acquisition Corporation and Federal Trust Corporation may be terminated prior to closing.

     Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

                                       1

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ITEM 1.01.  Entry Into a Material Definitive Agreement

     As disclosed in previous filings with the U.S. Securities and Exchange Commission, on November 14, 2008, Federal Trust Corporation entered into an Agreement and Plan of Merger by and between The Hartford, FT Acquisition Corporation and Federal Trust Corporation, pursuant to which Federal Trust Corporation would merge with and into a subsidiary of The Hartford. Shareholders of Federal Trust Corporation have approved the Merger and the Merger Agreement as required by applicable state law and the Merger Agreement. In addition, on January 8, 2009, the Office of Thrift Supervision approved The Hartford's application to acquire control of Federal Trust Corporation and Federal Trust Bank and to become a savings and loan holding company (the "SLHC Approval"). Completion of the Merger remains subject to certain regulatory conditions and other customary closing conditions set forth in the Merger Agreement. In addition, completion of the Merger remains subject to approval and authorization by the U.S. Treasury Department of The Hartford's application (the "CPP Application"): (i) for participation in the Capital Purchase Program under the Troubled Asset Relief Program, as authorized by the Emergency Economic Stabilization Act of 2008 ("TARP"), on terms not less favorable to The Hartford than those set forth on the website of the U.S. Department of the Treasury on November 14, 2008 (the date of execution of the Merger Agreement); and (ii) to receive funding under the Capital Purchase Program in an amount equal to (x) the amount requested by The Hartford in its CPP Application or (y) at The Hartford's sole discretion, such lesser amount as may be determined by The Hartford to be acceptable. The Hartford's CPP Application to the U.S. Treasury Department is pending.

     Also, as previously disclosed, on December 8, 2008, Federal Trust Bank was notified by the Office of Thrift Supervision that Federal Trust Bank was required, by applicable statutes and regulations, to submit a capital restoration plan to the Office of Thrift Supervision and the Federal Deposit Insurance Corporation by December 23, 2008. This requirement resulted from Federal Trust Bank falling into one of the three categories of undercapitalized institutions under federal Prompt Corrective Action statutes and regulations.

     On December 23, 2008, Federal Trust Bank submitted a capital restoration plan stating that it intends to resolve its capital deficiency through consummation of the Merger. By letter dated January 12, 2009, the Office of Thrift Supervision deemed the capital restoration plan acceptable, subject to Federal Trust Bank stipulating to the issuance of a Prompt Corrective Action Directive.

     On February 2, 2009, Federal Trust Bank stipulated to the issuance of the Prompt Corrective Action Directive (which became effective February 3, 2009). The Prompt Corrective Action Directive includes restrictions on the operations of Federal Trust Bank, many of which were already applicable pursuant to (i) the terms of the Cease and Desist Order issued by the Office of Thrift Supervision,
(ii) Federal Trust Bank's status as being in "troubled condition" and (iii) Federal Trust Bank falling into one of the three categories of undercapitalized institutions under federal Prompt Corrective Action statutes and regulations, all as previously disclosed. The Prompt Corrective Action Directive also requires Federal Trust Bank to comply with the terms of the capital restoration plan, and further requires Federal Trust Bank, by February 13, 2009, to either
(i) merge with or be acquired by another financial institution, financial holding company or "other entity" (as defined in the Prompt Corrective Action Directive) or (ii) sell all or substantially all of its assets and liabilities to another financial institution, financial holding company or "other entity."

     A copy of the Prompt Corrective Action Directive will be filed as an exhibit to an amendment to this Current Report on Form 8-K.

                                       2

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ITEM 7.01.  Regulation FD Disclosure

     On February 2, 2009, Federal Trust Bank filed its Thrift Financial Report with the Office of Thrift Supervision, indicating that Federal Trust Bank was considered "critically undercapitalized" under federal Prompt Corrective Action statutes and regulations. Pursuant to its capital restoration plan, Federal Trust Bank intends to resolve its capital deficiency through consummation of the Merger.

ITEM 9.01.  Financial Statements and Exhibits

     Not applicable.

                                       3

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 2009
                                                  Federal Trust Corporation
                                                  (Registrant)


                                                  By: \s\ Dennis T. Ward
                                                      --------------------------
                                                      Dennis T. Ward
                                                      President and
                                                      Chief Executive Officer